UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2007
AMERICAN RAILCAR INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51728 (Commission File Number)	43-1481791 (IRS Employer Identification No.)

100 Clark Street St. Charles, Missouri (Address of Principal Executive Offices)	63301 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (636) 940-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 4, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of American Railcar Industries, Inc. (the “Company”) granted awards of stock appreciation rights (“SARs”) to the Company’s executive officers and certain other employees pursuant to the Company’s 2005 Equity Incentive Plan, as amended (the “Plan”). The Committee granted an aggregate of 277,100 SARs, of which 95,000 were granted to the Company’s executive officers, as follows:

Name	Position	Number of SARs
James J. Unger	President and Chief Executive Officer	50,000

James A. Cowan	Executive Vice President and Chief Operating Officer	15,000

William P. Benac	Senior Vice President, Chief Financial Officer and Treasurer Secretary	15,000

Alan C. Lullman	Senior Vice President Sales, Marketing and Services	15,000
The SARs vest in 25% increments on the first, second, third and fourth anniversaries of the grant date. Each holder must remain employed by the Company through each such date in order to vest in the corresponding number of SARs. The SARs have a term of seven years.
The SARs will be settled in cash and have an exercise price of $29.49, the closing price of the Company’s common stock on the date of grant. Upon the exercise of any SAR, the Company shall pay the holder, in cash, an amount equal to the excess of (A) the aggregate fair market value (as defined in the Plan) in respect of which the SARs are being exercised, over (B) the aggregate exercise price of the SARs being exercised, in accordance with the terms of the Stock Appreciation Rights Agreement (the “SAR Agreement”). The SARs are subject in all respects to the terms and conditions of the Plan and the SAR Agreement, which contain non-solicitation, non-competition and confidentiality provisions.
The form of SAR Agreement is filed as Exhibit 10.46 to this Current Report on Form 8-K and is incorporated herein by reference. The Plan was filed as Exhibit 10.36 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, filed with the SEC on May 15, 2006.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
10.46	Form of Stock Appreciation Rights Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2007	American Railcar Industries, Inc.
	By:	/s/ William P. Benac
		Name:	William P. Benac
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.46	Form of Stock Appreciation Rights Agreement.